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                                                               Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of Equity Focus Trusts--Trilogy Advisors Global Communications Portfolio, 2001 Series C:

  We consent to the use of our report dated December 11, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                             /s/ KPMG LLP

New York, New York
December 11, 2001